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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported):  MAY 18, 2000

                         ______________________________


                               CLECO CORPORATION
             (Exact name of registrant as specified in its charter)


          LOUISIANA                    1-15759                 72-1445282
(State or other jurisdiction   (Commission File Number)      (IRS Employer
     of incorporation)                                    Identification No.)

            2030 DONAHUE FERRY ROAD               71360-5226
             PINEVILLE, LOUISIANA                 (Zip Code)
   (Address of principal executive offices)


       Registrant's telephone number, including area code: (318) 484-7400

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ITEM 5.    OTHER EVENTS.

     On May 18, 2000, Cleco Corporation (the "Company") entered into a Terms Agreement (incorporating by reference the terms of an Underwriting Agreement relating to senior unsecured debt securities) dated May 18, 2000 with BNY Capital Markets, Inc., as underwriter, relating to the offering by the Company of $100,000,000 aggregate principal amount of 8 3/4% Senior Notes due 2005 under its Registration Statement on Form S-3 (Registration No. 333-33098).

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS.

     (c) Exhibits.

     The following exhibits are filed herewith:

          1.1 Underwriting Agreement relating to senior debt securities (included in Exhibit 1.2 below).

          1.2 Terms Agreement dated May 18, 2000 between the Company and BNY Capital Markets, Inc., as underwriter, incorporating by reference the Underwriting Agreement.

          4.1 Form of Supplemental Indenture No. 1, dated as of May 25, 2000, providing for the issuance of the Company's 8 3/4% Senior Notes due 2005.

          4.2 Form of 8 3/4% Senior Notes due 2005 (included in Exhibit 4.1 above).

                                       2
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                                   SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           CLECO CORPORATION



Date:  May 24, 2000                        By:/s/ Thomas J. Howlin
                                              ----------------------------
                                              Thomas J. Howlin
                                              Senior Vice President--
                                              Financial Services and
                                              Chief Financial Officer

                                       3
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                                 EXHIBIT INDEX


          1.1 Underwriting Agreement relating to senior debt securities (included in Exhibit 1.2 below).

          1.2 Terms Agreement dated May 18, 2000 between the Company and BNY Capital Markets, Inc., as underwriter, incorporating by reference the Underwriting Agreement.

          4.1 Form of Supplemental Indenture No. 1, dated as of May 25, 2000, providing for the issuance of the Company's 8 3/4% Senior Notes due 2005.

          4.2 Form of 8 3/4% Senior Notes due 2005 (included in Exhibit 4.1 above).